SiriCOMM, Inc.
Investor Presentation

Delivering high-speed bandwidth and software solutions to the commercial vehicle market to:

reduce operating costs,

improve productivity,

increase safety, and

enhance security

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Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements related to anticipated revenues, expenses, earnings, operating cash flows, the outlook for SiriCOMM's markets and the demand for its products. These risks and uncertainties can affect actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements made by us, or on our behalf. Please refer to SiriCOMM's reports and filings with the Securities and Exchange Commission for a further discussion of these risks and uncertainties. We also caution you not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

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Company Overview

- Nationwide broadband wireless network operator and applications service provider focused on the trucking industry
  - Founded in 2000
  - Went public through a reverse merger in 2002
  - Began generating revenue in 2005
- Technology solution based on broadband satellite network infrastructure and IP-based applications
- Innovative and value-added product portfolio
  - InTouch
  - Pulse
  - Idling Solutions
  - Beacon

Investment Highlights

- Large and underserved market
  - U.S. trucking industry has over 500,000 fleets employing over 3.4 million drivers
  - Only 10-12% of trucks on the road today utilize in-cab data communications
- Proprietary network technology based on satellite data communication -- *highly transferable*
- 500+ "Wi-Fi HotSpots" already deployed and growing in high-density traffic lanes
- Proven and experienced management team
- Scalable, high-margin, business model

Management

Name	Title	Years with SiriCOMM	Industry Years	Prior Experience
Hank Hoffman	Co-founder, Chairman	6	20	Hook Up, Inc. Tri-State Motor Transit Schneider National Viking Freight System
William Graham	President, CEO	1	30	Classic Card Company Kansas City Southern Railway Yellow Freight System (now YRC Worldwide)
Matthew McKenzie	CFO	1	12	The Empire District Electric Co. Fast Freedom, Inc.
David Mendez	Co-founder, Exec. VP, Sales and Marketing	6	9	DRIVERNet Sprint
Kory Dillman	Co-founder, Exec. VP, Internet Business Development	6	10	DRIVERNet Wendfall Productions

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Large and Growing Addressable Market


Local Cartage
Less-Than-Truckload (LTL)
~$60 Billion
Truckload (TL)
~$250 Billion
Private Fleet
~$275 Billion
SiriCOMM's market

- 3.4 million trucks and drivers
- Target market over $585 billion in revenues
- Highly fragmented market
  - Local Cartage
  - Less-Than-Truckload (Yellow Freight)
  - Truckload (JB Hunt)
  - Private Fleets (Wal-Mart)

Source: Federal Motor Carrier Safety Administration 2004

Competitive Positioning


High
Value Proposition to Customer
Low
Integrated Software and Broadband Infrastructure
High
XATA
PEOPLENET
@ROAD
QUALCOMM
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TERION
Cellular Telephone Companies
Hot Spot Operators
TA TravelCenters of America

Value Proposition

SiriCOMM's network technology benefits both truck drivers and trucking organizations

DRIVERS

- Allows highly decentralized group of drivers to stay better connected
- Increases quality of life during required downtime
  - Required rest hours increasing due to changing regulations
- Provides distance learning opportunities – *In Cab University*
- Greater work productivity and satisfaction

TRUCKING ORGANIZATIONS

- Improves driver recruitment & retention (current turnover ~130%)
- Leads to lower fuel and maintenance costs due to elimination of engine idling
- Improves cost measurement and billing process
- Safer operations lead to lower insurance costs
- Ensures compliance with DOT and EPA regulations
- Provides service with low Cap Ex

Efficient and Proprietary Network Technology


Satellite Link
Internet
Hub
WLAN
RSS

- Patented and patent pending network and software technology
- Cost efficient deployment at ~ $4,000 per site
- Secure satellite network with full redundancy and multi-casting
- Two-way interconnectivity between drivers and operations

SiriCOMM Network



WASH.
OREGON
IDAHO
Boise
Helena
MONTANA
NORTH DAKOTA
Duluth
MINNESOTA
Minneapolis
Sheridan
UNITED STATES
S. DAK.
Sioux Falls
WIS.
MICHIGAN
NEW YORK
Syracuse
Montpelier
MAINE
PA.
IOWA
Des Moines
WYOMING
Reno
NEVADA
Salt Lake City
UTAH
Denver
NEBRASKA
Kansas City
COLORADO
KANSAS
St. Louis
St. George
CALIFORNIA
Las Vegas
Wichita
OKLA.
Memphis
Santa Fe
ARIZONA
Phoenix
NEW MEXICO
ARKANSAS
Dallas
ALABAMA
TEXAS
Austin
San Antonio
Columbus
Charlotte
Key
Installed – 500 Pilot, Love's, & Petro locations
Weigh Stations
Future Sites

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Scalable High-Margin Model

- Subscription-based revenue
  - Recurring revenue stream from high-margin products
  - Multiple "up-selling" opportunities
- Proprietary network technology
  - Largely fixed cost with relatively low Cap-Ex requirements
  - Predictable bandwidth expense
- Network has reached critical mass
  - Provides base for value-added services
  - IS/Pulse sales expected to begin in 1Q 2007
  - Beacon sales expected to begin in 3Q 2007

SiriCOMM Solutions

- High-speed, reliable network
- Data rates up to 11 Mbps
- Seamless Internet connectivity
- Platform for hosting SiriCOMM and 3rd party applications

FUNCTION	PRODUCT	MONTHLY COST	ADDRESSABLE MARKET
Internet Connectivity	InTouch	$24.95	3.4M truck drivers; 9M RVers; +other travelers
Value-added services	Idling Solutions Pulse Beacon	$3.00 $9.95 $49.95	2+M longhaul drivers

InTouch

- InTouch is an Internet Service Provider (ISP) package
  - Launched in 2005
  - Marketed at truck stops through partnerships
  - Target market → 3.4 million truckers who spend approximately 300 days/year on the road
- Connects truck drivers and increases productivity and job satisfaction through affordable Internet access
- Retail price: $24.95/month
  - Daily and annual rates also available
  - Volume discounts available for fleets
- Approximately 100,000 subscriptions sold to date
- Current run rate of $185K/month

Idling Solutions

- Innovative battery pack runs climate control system
- Exclusive agreement to resell bandwidth for data communications
  - Provides data for fuel / emissions reduction package (MERC Credits) & Equipment performance and warranty compliance
- Saves $8-10K per truck per year
- Pricing: $3/month + $363 hardware
- Upsell opportunity: all Pulse functions
- Roll-out beginning 1Q 2007
  - 100,000 unit backlog





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Pulse

- Passive wireless device connected to the vehicle engine control module to provide trucking fleet operators with:
  - Wireless, remote vehicle diagnostics
  - Driver performance diagnostics
  - Global Positioning System coordinates
  - Host platform for other functions



- Reduces downtime, improves driver performance, and enables GPS tracking
- Pricing: $10/month per truck (plus initial $650 for device)
- Roll-out beginning in 1Q 2007

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Beacon

- Fleet application suite
  - Driver Logs
  - Job Application
  - Pay Settlement
  - Bill of Lading
  - Fuel Network



- Improves productivity
  - Fleets save $300/month per truck in direct cost savings and Intranet and back office efficiencies
- Pricing: $49.95/month per truck (includes handheld device)
- Roll-out expected to begin in 3Q 2007
  - To be sold directly and through value-added resellers

Sales & Distribution

Sales Channels	Target Customers	Partners
Direct Sales	Large fleets Government	CVSA
VARs	Small to medium fleets Individual drivers	Pilot Travel Centers TransCore
Third Party Providers	Solution developers Sales channel partners	Maptuit – The Roads Best Traveled Loves Travel Stops & Country Stores Idling Solutions VES

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Business Highlights

- Idling Solutions and Pulse product roll outs
  - 2006 revenue delayed 6 months by Idling Solutions plant fire
  - Expect to generate revenue starting Q1 2007
  - Purchased balance of Pulse intellectual property
- Revenue is projected to grow from $1.1M in 2006 to over $11M in 2007
  - InTouch only in 2006 – 70% generated in last 6 months
  - InTouch, Idling Solutions, & Pulse included in 2007 forecast
- Cash flow breakeven expected Q4 2007
- Stage set to introduce new products on portal
  - Infrastructure
  - Technology

Recent Financings

- January 31, 2006 Unit Underwriting by Sanders Morris Harris Group
  - Proceeds of $5.4 million
  - 4.7 million shares of Common Stock @$1.15
  - 4.7 million warrants @ $1.50
  - Registration filed February 27, 2006
- $12 Million invested to date

Ownership

	Fully Diluted Pro Forma	
	Shares [1]	%
Hank Hoffman	5.7	15.24%
Bill Moore	8.14	21.76%
Kory Dillman	1.0	2.67%
David Mendez	1.1	2.94%
Rick Iler	0.2	0.53%
Terry Thompson	0.4	1.07%
Founders and Managers	**16.54**	**44.2%**
PIPE Investors	6.2	16.6%
Public and Others	14.66	39.2%
Total	**37.4**	**100%**

1. including other options and warrants (approximately 5.6 million) granted to public and employees
2. Sunflower Capital PIPE investment included in Bill Moore- @3.4mm

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Why SiriCOMM?

- Addresses large, fragmented and underserved market with multiple stakeholder groups
- Low cost subscription-based model with high margins
- Proprietary wireless network with 500+ "Wi-Fi HotSpots" installed…largest in transportation industry
- SiriCOMM empowers drivers to become knowledge workers by creating a career path
- Value-added services improve productivity, reduce operating costs, increase safety and strengthen security
- Experienced management team
- High growth potential

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